                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated September 10, 1997, incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-90086, 33-90088, 33-90090 and 33-90092 on Form S-8 and No. 333-16241 on Form S-3.


                                        /s/  Arthur Andersen LLP
                                        ------------------------------
                                        Arthur Andersen LLP


Chicago, Illinois
October 24, 1997